SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): October 1, 1996





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)


    Maryland                         1-9317                   04-6558834
 (State or other                (Commission file            (IRS employer
 jurisdiction of                    number)              identification no.)
 incorporation)




400 Centre Street, Newton, Massachusetts                     02158
(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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Item 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(c) Exhibits.

         1.1 Form of underwriting agreement among Health and Retirement Properties Trust (the "Company") and NatWest Securities Limited and Merrill Lynch & Co. relating to the offering of the Company's 7.5% Convertible Subordinated Debentures, due 2003, Series A (the "Series A Debentures").

         1.2 Form of placement agreement between the Company and National Westminster Bank PLC, New York branch relating to the offering of the Company's 7.25% Convertible Subordinated Debentures, due 2001 (the "7.25% Debentures").

         4.1 First Supplemental Indenture between the Company and Fleet National Bank ("Fleet"), as trustee, relating to the Series A Debentures (including form of Series A Debenture).

         4.2 Third Supplemental Indenture between the Company and Fleet National Bank ("Fleet"), as trustee, relating to the 7.5% Debentures (including form of 7.5% Debenture).

         8.1 Opinion of Sullivan & Worcester LLP with regard to certain tax matters affecting the Company.

         10.1 Amended and Restated Promissory Note, dated July 29, 1996, from Connecticut Subacute Corporation to the Company.

         23.1     Consent of  Sullivan &  Worcester  LLP,  included as a part of
                  Exhibit 8.1.





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                                      - 3 -


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          HEALTH AND RETIREMENT
                                            PROPERTIES TRUST



                                          By:/s/ Ajay Saini
                                                   Ajay Saini,
                                                   Treasurer and Chief
                                                     Financial Officer

Date: October 1, 1996